Loans Payable Shareholders	9 Months Ended
Sep. 30, 2014
Debt Disclosure [Abstract]
LOANS PAYABLE SHAREHOLDERS:

5. LOANS PAYABLE SHAREHOLDERS:

On March 19, 2014 upon approval of the Board of Directors, FlexShopper entered into two Promissory Notes totaling $1,000,000, one with CEO Morry Rubin and the other with a major shareholder and Director of the Company. Each demand Promissory Note was for $500,000 and earned interest (payable monthly) at 10% per annum. The Promissory Notes were to assist FlexShopper in purchasing merchandise for lease to support FlexShopper’s growth. In May 2014 these loans were converted into shares of the Company’s Common Stock at a price of $0.55 per share. (See Note 6).